A No Load Mutual Fund Family Advised By First Hawaiian Bank




                                     Annual

                                     Report


                                December 31, 1998


                                -----------------



                                   Equity Fund




                             High Grade Income Fund



                           Hawaii Municipal Bond Fund



                                Money Market Fund



                           Treasury Money Market Fund






                          [Bishop Street Funds -- LOGO]

This report and the financial statements contained herein are submitted for the general information of Bishop Street Funds' shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.


Shares of Bishop Street Funds are NOT deposits or obligations of, or guaranteed by First Hawaiian Bank or any of its subsidiaries. Such shares are also NOT federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Investment in shares of mutual funds involves risk, including the possible loss of principal. SEI Investments
Distribution Co. serves as Distributor for Bishop Street Funds and is not affiliated with First Hawaiian Bank.

                                 BISHOP STREET
                               TABLE OF CONTENTS
                                      FUNDS




      Letter to Shareholders.............................................     2

      Equity Fund
            Investment Adviser's Report & Management Discussion..........     4
            Schedule of Investments......................................     7

      High Grade Income Fund
            Investment Adviser's Report & Management Discussion..........    12
            Statement of Net Assets......................................    15

      Hawaii Municipal Bond Fund
            Investment Adviser's Report & Management Discussion..........    19
            Statement of Net Assets......................................    22

      Money Market & Treasury Money Market Funds
            Investment Adviser's Report & Management Discussion..........    27
            Statements of Net Assets.....................................    29
      Statement of Assets and Liabilities................................    35
      Statements of Operations...........................................    36
      Statements of Changes in Net Assets................................    37
      Financial Highlights...............................................    40
      Notes to Financial Statements......................................    42
      Report of Independent Accountants..................................    47
      Notice to Shareholders.............................................    48

                                  BISHOP STREET
                             LETTER TO SHAREHOLDERS
                                      FUNDS


Dear Fellow Shareholder:

We're pleased to present Bishop Street Funds' Annual Report for 1998.

Although the markets were very volatile, 1998 turned out to be another very good year for stocks, particularly large growth companies. Rattled by turmoil in international markets, investors once again sought out high-quality household names, powering the Standard & Poor's 500 Composite Index to a 28.6% return. That flight to quality also boosted U.S. Treasury bonds, as global investors sought safety and liquidity. Bonds continued to benefit from virtually non-existent inflation and declining interest rates.

The Bishop Street Funds performed well in this environment. The Bishop Street Equity Fund, with its focus on large growth stocks, beat the S&P 500 Index, posting a 33%* return for the year. The Wall Street Journal ranked it among the top 15 performers of 1998, placing it in the top 2% of growth & income funds. The Bishop Street High Grade Income Fund, due to its focus on government securities and high quality corporate bonds, produced a 9%* return, higher than the average domestic taxable fixed income fund. The Wall Street Journal also ranked it among the top 15 funds in its category.**

The Hawaii Municipal Bond Fund, which provides double tax-free income for Hawaii residents, generated a total return of nearly 6%, beating the average Hawaii municipal bond fund. In January, the Fund reached its three-year anniversary and received its first Morningstar Rating(TM) of four stars out of a possible five. It also received the four star rating for the overall period ending 12/31/98. The Fund was rated against 1,577 funds in the Municipal Bond Fund category.***

Speaking of tax savings, we are pleased to offer a variety of Individual Retirement Account options, including the new Roth IRA, using the Bishop Street Funds as an investment vehicle. Traditional IRAs and SEP IRAs are also available. Contributions for 1998 must be made before April 15th, 1999.


                                       2
Bishop Street Funds

Please take some time to read the following pages. They include a summary of the economic environment affecting each fund, a discussion of performance, statements of net assets and other financial information. If you have any questions about this report or the Bishop Street Funds, please call your Investment Specialist or Bishop Street Funds Investor Services at 1-800-262-9565.

Thanks for choosing the Bishop Street Funds.


Sincerely,


/s/ Robert A. Alm
-----------------
Robert A. Alm
Executive Vice President and Manager
Financial Management Group
First Hawaiian Bank, Investment Adviser


  *The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 **As of 12/31/98,  Lipper  Analytical  Service  ranked the Bishop Street Equity
   Fund 20th out of 786 funds (15th among active NASDAQ funds) in the Growth & Income Category for the one-year period and 42nd out of 648 funds since its inception (1/30/97). As of 12/31/98, the Bishop Street High Grade Income Fund was ranked 17 out of 158 funds (13th among active NASDAQ funds) for the one year period and 54 out of 143 since inception (1/30/97).

***Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/98. The ratings are subject to change every month. Morningstar ratings are calculated from the fund's three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The Bishop Street Hawaii Municipal Bond Fund received four stars for the three year period. The top 10% of the funds in an investment class receive 5 stars, the next 22.5% receive 4 stars. The Fund was rated among 1,577 funds for the three-year period within the Municipal Bond Fund category.


                                       3
                                              Annual Report -- December 31, 1998

                                 BISHOP STREET
               INVESTMENT ADVISER'S REPORT & MANAGEMENT DISCUSSION
                                     FUNDS


Equity Fund
-------------------------------------------------------------------------------

Investment Adviser's Report:

The U.S. stock market produced a fourth consecutive year of superior returns in 1998. While the Dow Jones Industrial Average rose about 18%, the broader S&P 500 Index, which includes a heavier technology component, was up nearly 29% in 1998. Remarkably, the science & technology sector was up nearly 50% during the year according to Lipper Inc.

Overseas, it was a tumultuous year as the Asian economic crisis spread to Latin America and Russia's economy virtually collapsed. After having posted a strong first half, it looked like the stock market was entering a bear market in August and September, as the major averages dipped nearly 20%. A worldwide credit crunch ensued, and market commentators were painting a bleak picture. During that time, global investors sought the safety and liquidity of U.S. Treasury bonds and the largest blue-chip stocks, shunning small companies.

By late September, the Federal Reserve Board, which previously had a bias toward raising interest rates to slow the U.S. economy, abruptly changed course and began lowering interest rates to ease recession fears. By mid-October, confidence in the markets returned, and the stock market made a remarkable comeback, hitting new highs as the holidays approached.

Still, investors continued to prefer large companies to small. During 1998, the Russell 2000 Index fell nearly 3%, despite the fact that small companies tend to do less business internationally than large companies.

In addition to a preference for size, investors clearly stated their preference for industries deemed to be insulated from economic cycles. As a result, technology, telecommunications, healthcare and specialty retailers did well, while chemicals, energy, paper, metals and general retailers did poorly.

Management Discussion & Analysis of Fund Performance:

During the year ended December 31, 1998, the Equity Fund produced a total return of 33.05%. In comparison, the Lipper Domestic Equity Funds Aggregate was up 13.92% while the unmanaged S&P 500 Composite Index rose 28.60%.

The Fund's strong performance was due to many factors. First, despite the tremendous volatility of the stock market during 1998, we remained fully invested throughout the year. Indeed, we increased our equity exposure during the market selloff in August and September.


                                       4
Bishop Street Funds

                         [BISHOP STREET FUNDS -- LOGO]


Second, we continued to be overweighted in the sectors that performed well, principally technology and healthcare, and underweighted in cyclically sensitive sectors such as chemical and paper companies.

Our decision to stick with technology during the late summer reflects our long-term investment strategy. We continue to believe that technology is a growth area and the engine that is going to drive our financial markets. In the short term, we believe that the Year 2000 computer problem will benefit the sector, particularly companies that are sought out for a solution.

Although technology valuations are very high, we believe that there are certain market-leading stocks that clearly deserve to trade at a premium. However, we are not investing directly in internet stocks, which have received so much attention in the financial press. Our strategy is to focus on large capitalization companies that we think will provide consistent earnings growth. Although internet stocks generally fall below our guidelines in terms of market capitalization and profitability, we have been able to indirectly invest in this very important sector through our investments in major technology and telecommunications firms.

In healthcare, the pharmaceutical stocks continued to produce strong gains. These companies have superior operating margins and appear to offer a safe haven in an uncertain economy in which U.S. corporate profit growth is slowing. Our overweight in specialty retailing also contributed favorably to performance.

We continue to have a higher percentage of energy companies in the portfolio as compared to the S&P 500 Index. Because of the drop in oil prices, energy stocks have performed poorly, and the sector has become a drag on our performance. However, we believe that energy supply and demand is cyclical, and the stock prices will appreciate at some point.

Our stock market outlook for 1999 is a strong first half followed by volatility. Earnings expectations have been revised downward, and we believe that companies in general will meet these subdued targets. However, we believe that the uncertainty surrounding the global markets as well as expenditures needed to solve the Year 2000 computer problem will impact the market in the second half of the year. After four straight years of abnormally high returns in the stock market, we don't expect 1999 to produce yet another superior year--although the market and the U.S. economy has proven to be remarkably resilient.



                                       5
                                              Annual Report -- December 31, 1998

Equity Fund
-------------------------------------------------------------------------------
                             Performance Comparison

        Comparison of Change in the Value of a $10,000 Investment Bishop
              Street Equity Fund versus the S&P 500 Composite Index
                 and the Lipper Domestic Equity Funds Aggregate

-------------------------
Initial Investment Date           1/31/97    Mar 97     Jun 97     Sep 97     Dec 97     Mar 98     Jun 98     Sep 98     Dec 98
--------------------------        -------    ------     ------     ------     ------     ------     ------     ------     ------

Bishop Street Equity Fund         $10,000    $ 9,593    $11,104    $11,844    $12,031    $13,699    $14,164    $12,873    $16,007

S&P 500 Composite Index           $10,000    $ 9,665    $11,351    $12,202    $12,552    $14,301    $14,733    $13,306    $16,141

Consumer Price Index              $10,000    $10,040    $10,070    $10,131    $10,171    $10,181    $10,242    $10,283    $10,335

Lipper Domestic Equity
  Funds Aggregate                 $10,000    $ 9,427    $10,832    $12,112    $11,937    $13,324    $13,252    $11,339    $13,544


                          Average Annual Total Returns


                            One               Annualized
                            Year              Inception
                           Return              to Date*
                           ------             ----------

                           33.05%               28.47%

                         *Commenced operations 1/31/97.



                                       6
Bishop Street Funds

Equity Fund
-------------------------------------------------------------------------------
                            Top Ten Equity Holdings
                                  Percentage of
                                   Investments
-------------------------------------------------------------------------------
   1. Cisco Systems Incorporated                               4.2%
   2. Microsoft Corporation                                    3.9%
   3. General Electric Company                                 3.8%
   4. Eli Lilly and Company                                    2.9%
   5. Bristol-Myers Squibb Co.                                 2.0%
   6. IBM Corporation                                          2.0%
   7. MCI WorldCom Inc.                                        1.9%
   8. Elan Corporation ADR                                     1.8%
   9. Intel Corporation                                        1.8%
  10. Schering Plough Corporation                              1.8%
-------------------------------------------------------------------------------


                            Schedule of Investments
                                                                        Market
                                                                        Value
      Shares                                                            (000)
      -------                COMMON STOCK -- 91.4%                      -----

Aerospace / Defense -- 1.5%
      8,100 Lockheed Martin Corp.                                      $  686
      7,400 United Technologies Corp.                                     805
                                                                    ---------
                                                                        1,491
                                                                    ---------
Automotive -- 1.7%
     17,100 Ford Motor                                                  1,004
     18,400 General Motors                                                730
                                                                   ----------
                                                                        1,734
                                                                   ----------
Banks -- 5.1%
     34,500 Bank of New York                                            1,389
     16,400 BankAmerica                                                   986
     20,900 Chase Manhattan                                             1,422
     23,100 U.S. Bancorp                                                  820
     12,000 Union Planters                                                544
                                                                   ----------
                                                                        5,161
                                                                   ----------


                                       7
                                           Annual Report -- December 31, 1998

Equity Fund
-------------------------------------------------------------------------------
                            Schedule of Investments
                                  (continued)                          Market
                                                                        Value
      Shares                                                            (000)
      -------                                                           -----




Beauty Products -- 3.0%
      8,600 Colgate-Palmolive                                          $  799
     14,900 Proctor & Gamble                                            1,361
     11,200 Unilever NV, ADR                                              929
                                                                   ----------
                                                                        3,089
                                                                   ----------
Broadcasting, Newspapers & Advertising -- 1.7%
     24,300 Mediaone Group*                                             1,142
     16,900 Univision Communications*                                     612
                                                                   ----------
                                                                        1,754
                                                                   ----------
Chemicals -- 1.6%
     10,300 E.I. DuPont de Nemours                                        546
     22,700 Monsanto Co.                                                1,078
                                                                   ----------
                                                                        1,624
                                                                   ----------
Communications Equipment -- 1.3%
     12,000 Lucent Technologies, Inc.                                   1,320
                                                                   ----------
Computers & Services -- 14.4%
     43,700 Cisco Systems, Inc.*                                        4,056
     31,000 Compaq Computer Corp.                                       1,300
     14,800 Computer Associates International, Inc.                       631
     13,700 Dell Computer*                                              1,003
     10,100 International Business Machine Corp.                        1,866
     26,800 Microsoft Corp.*                                            3,717
     19,800 Sterling Commerce, Inc.*                                      891
     14,200 Sun Microsystems, Inc.*                                     1,216
                                                                   ----------
                                                                       14,680
                                                                   ----------
Drugs -- 15.2%
     15,400 American Home Products Corp.                                  867
     14,400 Bristol-Myers Squibb Co.                                    1,927
     11,900 Centocor*                                                     537
     24,800 Elan, ADR*                                                  1,725
     31,400 Eli Lilly & Co.                                             2,791
     15,900 Johnson & Johnson                                           1,334
      7,100 Merck & Co., Inc.                                           1,049
     11,400 Pfizer Inc.                                                 1,430
     30,600 Schering Plough Corp.                                       1,691
     13,500 Warner Lambert Co.                                          1,015
     18,000 Watson Pharmaceuticals*                                     1,132
                                                                   ----------
                                                                       15,498
                                                                   ----------


                                       8
Bishop Street Funds

Equity Fund
-------------------------------------------------------------------------------
                            Schedule of Investments
                                  (continued)                          Market
                                                                        Value
      Shares                                                            (000)
      -------                                                           -----




Electrical Utilities -- 1.8%
     30,400 AES Corp.*                                                $ 1,440
      5,900 FPL Group, Inc.                                               364
                                                                   ----------
                                                                        1,804
                                                                   ----------
Entertainment -- 0.8%
     26,700 Walt Disney Co.                                               801
                                                                   ----------
Financial Services -- 4.2%
     11,000 American Express Co.                                        1,125
     27,600 Citigroup                                                   1,366
     16,500 Fannie Mae                                                  1,221
      9,200 Merrill Lynch & Co., Inc.                                     614
                                                                   ----------
                                                                        4,326
                                                                   ----------
Food, Beverage & Tobacco -- 1.9%
     14,600 Coca-Cola, Co.                                                976
     17,400 Philip Morris Companies, Inc.                                 931
                                                                   ----------
                                                                        1,907
                                                                   ----------
Household Products -- 0.9%
      8,100 Clorox                                                        946
                                                                   ----------
Insurance -- 3.3%
     14,825 American International Group, Inc.                          1,432
      5,200 Chubb Corp.                                                   337
      6,600 General Re Corp.                                            1,623
                                                                   ----------
                                                                        3,392
                                                                   ----------
Machinery -- 3.6%
     35,800 General Electric, Co.                                       3,654
                                                                   ----------
Marine Transportation -- 1.2%
     24,600 Carnival                                                    1,181
                                                                   ----------
Miscellaneous Manufacturing -- 1.6%
     22,300 Tyco International                                          1,682
                                                                   ----------
Petroleum & Fuel Products -- 2.2%
     17,450 Baker Hughes, Inc.                                            309
     14,800 Burlington Resources,Inc.                                     530
     20,500 Halliburton                                                   607
      9,700 Schlumberger Ltd.                                             447
     15,900 Weatherford International*                                    308
                                                                   ----------
                                                                        2,201
                                                                   ----------


                                       9
                                              Annual Report -- December 31, 1998

Equity Fund
-------------------------------------------------------------------------------
                            Schedule of Investments
                                  (continued)                          Market
                                                                        Value
      Shares                                                            (000)
      -------                                                           -----


Petroleum Refining -- 4.5%
     14,600 Amoco Corp.                                               $   861
      9,200 Chevron, Corp.                                                763
      8,700 Exxon Corp.                                                   636
      8,800 Mobil Corp.                                                   767
     17,400 Royal Dutch Petroleum Co., ADR New York Registry              833
     13,600 Texaco, Inc.                                                  719
                                                                   ----------
                                                                        4,579
                                                                   ----------
Photographic Equipment & Supplies -- 0.9%
      8,000 Xerox                                                         944
                                                                   ----------
Printing & Publishing -- 2.2%
     15,000 Gannett Company, Inc.                                         967
     20,200 Time Warner                                                 1,254
                                                                   ----------
                                                                        2,221
                                                                   ----------
Railroads -- 0.3%
      5,064 Canadian National Railway                                     263
                                                                   ----------
Retail -- 7.9%
      8,700 Albertson's, Inc.                                             554
     17,900 Costco Companies, Inc.*                                     1,292
     17,200 CVS Corp.                                                     946
     27,800 Dayton-Hudson Corp.                                         1,508
     24,000 Fred Meyer, Inc.*                                           1,446
     25,700 Home Depot, Inc.                                            1,572
      9,200 McDonald's Corp.                                              705
                                                                   ----------
                                                                        8,023
                                                                   ----------
Semi-Conductors/Instruments -- 2.9%
     14,400 Intel Corp.                                                 1,707
     19,800 Xilinx*                                                     1,289
                                                                   ----------
                                                                        2,996
                                                                   ----------
Telephones & Telecommunication -- 5.7%
     21,700 Airtouch Communications, Inc.*                              1,565
     14,500 AT&T Corp.                                                  1,091
     27,600 Bellsouth Corp.                                             1,377
     24,700 MCI WorldCom*                                               1,772
                                                                   ----------
                                                                        5,805
                                                                   ----------
          TOTAL COMMON STOCK (Cost $62,296)                            93,076
                                                                   ----------


                                       10
Bishop Street Funds

Equity Fund
-------------------------------------------------------------------------------
                            Schedule of Investments
                                  (continued)                          Market
      Shares                                                            Value
      (000)                                                             (000)
      ------                                                            -----



                             CASH EQUIVALENT -- 2.6%

      2,547 SEI Daily Income Trust Money Market Portfolio             $ 2,547
         69 SEI Daily Income Trust Prime Obligation Portfolio              69
                                                                 ------------
            TOTAL CASH EQUIVALENT (Cost $2,616)                         2,616
                                                                 ------------
TOTAL INVESTMENTS (COST $64,912) -- 94.0%                           $  95,692
                                                                 ============
*  Non-Income producing security
   ADR--American Depository Receipt

    The accompanying notes are an integral part of the financial statements.














                                       11
                                              Annual Report -- December 31, 1998

                                 BISHOP STREET
              INVESTMENT ADVISER'S REPORT & MANAGEMENT DISCUSSION
                                      FUNDS
High Grade Income Fund
-------------------------------------------------------------------------------


Investment Adviser's Report:

It was a strong year for high-quality bonds, as interest rates across the board declined to record lows. Prompted by Russia's collapsing economy, a looming global credit crunch and U.S. recession fears, the Federal Reserve Board reduced short-term interest rates from 5.50% to 4.75% in the Fall of 1998. Similar action was taken by more than 40 international central banks to reduce interest rates around the world.

Meanwhile, yields on longer-term instruments also fell during 1998, with the greatest decline coming in short- and intermediate-term bonds. The five-year Treasury note yield fell from 5.71% on December 31, 1997 to 4.54% at December 31, 1998, while the ten-year note fell from 5.74% to 4.65% and the 30-year bond yield fell from 5.92% to 5.09%. Since bond prices move inversely to interest rates, U.S. Treasury securities performed very well during the year, as investors around the world sought safety and liquidity.

However, concerns about risk caused corporate bonds to underperform. At one point in late summer, the difference in yield, the "spread" between corporate and government bonds, was the widest it had been since the mid-1980s. Credit concerns receded somewhat as 1998 drew to a close, when the U.S. economic outlook brightened and concerns for Asia had subsided. Nevertheless, corporate bond spreads are still extremely wide by historical standards.

To be sure, Brazil's currency devaluation in January 1999 reminded investors that the global economy is still fragile. As a result, we believe that the U.S. economy will grow significantly slower in 1999 than the past few years. That suggests that interest rates are likely to continue downward, boosting bond prices. Additionally, we expect that investors will continue to be concerned about credit quality.




                                       12

Bishop Street Funds

                          [BISHOP STREET FUNDS -- LOGO]


Management Discussion & Analysis of Fund Performance:


Because of our focus on high-quality bonds, the Fund outperformed the Lipper Domestic Taxable Fixed Income Funds Aggregate. For the year ended December 31, 1998, the Fund produced a total return of 9.09%, while the Lipper aggregate return was 5.59% and the unmanaged Lehman Brothers Government/Corporate Bond Index was 9.47%.

The Fund's performance was enhanced by some very timely decisions regarding our corporate bond exposure. During last summer's credit crunch, corporate bond prices fell dramatically as investors shunned the slightest credit risk. We were able to reduce our exposure to corporate bonds prior to this event. As confidence returned to the markets later in the year, we came back into the corporate bond market as that market was rebounding. By year end, we had increased our corporate holdings significantly and extended the portfolio's duration in line with our objective to focus on high quality bonds with high yields, as well as our expectations for declining interest rates in 1999.

Our outlook for 1999 is for bonds to continue to do well in the current non-inflationary environment. In addition to lower interest rates, a slowing U.S. economy, the coming Year 2000 computer problem and the uncertain global environment are likely to generate lower U.S. corporate profits. As a result, the stock market is likely to be volatile in 1999, which may cause investors to once again focus on the safety and liquidity of high quality bonds.

We continue to manage the High Grade Income Fund conservatively, seeking high-quality securities and low risk.


                                       13
                                              Annual Report -- December 31, 1998

High Grade Income Fund
-------------------------------------------------------------------------------


                             Performance Comparison

           Comparison of Change in the Value of a $10,000 Investment
                Bishop Street High Grade Income Fund versus the
                   Lehman Government/Corporate Index and the
              Lipper Domestic Taxable Fixed Income Funds Aggregate

---------------------------------------------------
Initial Investment Date                     1/31/97   Mar 97    Jun 97    Sep 97    Dec 97    Mar 98    Jun 98    Sep 98    Dec 98
---------------------------------------------------   ------    ------    ------    ------    ------    ------    ------    ------

Bishop Street High Grade Income Fund        $10,000   $ 9,902   $10,216   $10,514   $10,793   $10,937   $11,191   $11,798   $11,774

Lehman Government/Corporate Index           $10,000   $ 9,902   $10,261   $10,621   $10,962   $11,129   $11,419   $11,985   $12,000

Consumer Price Index                        $10,000   $10,040   $10,070   $10,131   $10,171   $10,181   $10,242   $10,283   $10,335

Lipper Domestic Taxable Fixed Income
  Funds Aggregate                           $10,000   $ 9,938   $10,281   $10,615   $10,828   $11,034   $11,207   $11,359   $11,441


                          Average Annual Total Returns

                            One               Annualized
                            Year              Inception
                           Return              to Date*
                           ------             ----------

                            9.09%                8.90%

                         *Commenced operations 1/31/97.




                                       14

Bishop Street Funds

High Grade Income Fund
-------------------------------------------------------------------------------
                                Top Ten Holdings

                                                                            Percentage
                                                    Coupon       Maturity       of
                                                     Rate          Date     Investments
---------------------------------------------------------------------------------------
    1. United States Treasury Bond                    7.13%    Feb. 15, 2023    10.1%
    2. United States Treasury Bond                    7.50%    Nov. 15, 2016     7.6%
    3. Federal National Mortgage Association          6.61%    May 8, 2002       4.3%
    4. United States Treasury Note                    7.75%    Feb. 15, 2001     4.1%
    5. United States Treasury Bond                    6.25%    Aug. 15, 2023     3.4%
    6. United States Treasury Bond                    7.25%    Aug. 15, 2022     3.4%
    7. United States Treasury Bond                    6.00%    Feb. 15, 2026     3.2%
    8. Federal Home Loan Bank                         7.57%    Aug. 19, 2004     3.2%
    9. Walt Disney Co. Global Bond                    6.75%    Mar. 30, 2006     3.1%
   10. Honeywell Incorporated                         7.00%    Mar. 15, 2007     3.1%
-------------------------------------------------------------------------------------

                             Statement of Net Assets
        Face                                                            Market
       Amount                                                            Value
       (000)                                                             (000)
      ------                                                            ------
                         CORPORATE OBLIGATIONS -- 30.7%
Aircraft -- 2.5%
               Boeing Co.
     $ 600     6.350%, 06/15/03                                       $   622
                                                                   ----------
Beauty Products -- 2.0%
               Procter and Gamble
       500     5.250%, 09/15/03                                           504
                                                                   ----------
Chemicals  -- 2.3% PPG Industries, Inc.
       500     6.875%, 02/15/12                                           559
                                                                   ----------
Communications Equipment -- 5.5%
               Motorola
       525     5.800%, 10/15/08                                           535
               Rockwell International Corp.
       300     6.625%, 06/01/05                                           317
               Sony
       500     6.125%, 03/04/03                                           511
                                                                   ----------

                                                                        1,363
                                                                   ----------



                                       15
                                              Annual Report -- December 31, 1998

High Grade Income Fund
-------------------------------------------------------------------------------
                             Statement of Net Assets
        Face                      (continued)                           Market
       Amount                                                            Value
       (000)                                                             (000)
      ------                                                            ------


Entertainment -- 3.0%
               Walt Disney Co.
    $ 700      6.750%, 03/30/06                                       $   758
                                                                   ----------
Food, Beverage & Tobacco -- 1.2%
               Pet Inc.
      300      6.500%, 07/01/03                                           311
                                                                   ----------
Machinery -- 1.2%
               Dresser Industries, Inc.
      300      6.250%, 06/01/00                                           305
                                                                   ----------
Measuring Devices -- 3.0%
               Honeywell, Inc.
      700      7.000%, 03/15/07                                           753
                                                                   ----------
Paper & Paper Products -- 2.2%
               Sonoco Products Co.
      500      6.750%, 11/01/10                                           543
                                                                   ----------
Photographic Equipment & Supplies -- 2.1%
               Xerox
      525      5.250%, 12/15/03                                           521
                                                                   ----------
Retail -- 3.5%
               Gap, Inc.
      500      6.900%, 09/15/07                                           548
               Lowes Companies Inc.
      300      6.375%, 12/15/05                                           317
                                                                   ----------
                                                                          865
                                                                   ----------
Toys -- 2.2%
               Hasbro
      525      6.150%, 07/15/08                                           539
                                                                   ----------
               TOTAL CORPORATE OBLIGATIONS (Cost $7,286)                7,643
                                                                   ----------



                                       16
Bishop Street Funds

High Grade Income Fund
-------------------------------------------------------------------------------
                             Statement of Net Assets
      Face                        (continued)                           Market
  Amount/Shares                                                          Value
     (000)                                                               (000)
  -------------                                                         ------
                   U.S. GOVERNMENT AGENCY OBLIGATIONS -- 19.4%
               FHLB
    $ 700      7.170%, 03/29/00                                       $   719
      400      6.000%, 07/05/00                                           406
      500      5.960%, 10/06/00                                           509
      700      7.310%, 07/06/01                                           739
      700      7.570%, 08/19/04                                           781
               FHLMC
      200      6.220%, 03/24/03                                           209
               FNMA
      400      7.500%, 02/11/02                                           428
    1,000      6.610%, 05/08/02                                         1,049
                                                                     --------
               TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $4,669)   4,840
                                                                     --------

                       U.S. TREASURY OBLIGATIONS -- 47.4%
               U.S. Treasury Bonds
    1,500      7.500%, 11/15/16                                         1,863
      675      7.250%, 08/15/22                                           839
    2,025      7.125%, 02/15/23                                         2,491
      750      6.250%, 08/15/23                                           839
      725      6.000%, 02/15/26                                           793
      500      6.750%, 08/15/26                                           599
               U.S. Treasury Notes
      200      6.375%, 05/15/00                                           205
      700      8.500%, 11/15/00                                           748
      950      7.750%, 02/15/01                                         1,009
      300      6.250%, 02/28/02                                           314
      525      7.500%, 05/15/02                                           570
      700      6.375%, 08/15/02                                           739
      500      5.750%, 08/15/03                                           522
      250      6.500%, 10/15/06                                           278
                                                                     --------
               TOTAL U.S. TREASURY OBLIGATIONS  (Cost $11,545)         11,809
                                                                     --------



                                       17
                                              Annual Report -- December 31, 1998

High Grade Income Fund
-------------------------------------------------------------------------------
                             Statement of Net Assets
                                  (continued)                           Market
                                                                         Value
      Shares                                                             (000)
      ------                                                            ------
                             CASH EQUIVALENT -- 1.2%

       291     SEI Daily Income Trust Money Market Portfolio          $    291
                                                                    ----------
               TOTAL CASH EQUIVALENT (Cost $291)                           291
                                                                    ----------
TOTAL INVESTMENTS (Cost $23,791) -- 98.7%                               24,583
                                                                    ----------
OTHER ASSETS AND LIABILITIES, NET -- 1.3%                                  318
                                                                    ----------

                                   NET ASSETS:
Fund Shares (unlimited authorization -- no par value)
    based on 2,387,195 outstanding shares of beneficial interest        23,811
Accumulated net realized gain on investments                               298
Net unrealized appreciation on investments                                 792
                                                                    ----------
TOTAL NET ASSETS -- 100.0%                                             $24,901
                                                                    ==========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE               $ 10.43
                                                                    ----------
FHLB -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association

    The accompanying notes are an integral part of the financial statements.




                                       18
Bishop Street Funds

                                  BISHOP STREET
               INVESTMENT ADVISER'S REPORT & MANAGEMENT DISCUSION
                                      FUNDS


Hawaii Municipal Bond Fund
-------------------------------------------------------------------------------

Investment Adviser's Report:

The fixed-income markets registered strong performance in 1998, as interest rates generally declined. Through May, yields were largely unchanged from where they stood at year-end 1997, as market professionals were trying to evaluate what effect the faltering Asian economies would have on the United States.

During the summer, bond yields began to decline as it became apparent that Japan was falling deeper into recession, and there were no substantial signs of recovery in the other Asian economies. With Russia defaulting on its debt, and some Latin American economies in severe turmoil, market participants concluded that the Fed would have no choice but to reduce interest rates, igniting a rally in the Treasury bond market.

Indeed, the Fed, convinced that there was a strong likelihood that global economic events might very well spread to the U.S., intervened in late September for the first of what would be three quarter-percentage-point reductions in their targeted Fed Funds rate. The bond market rally continued, almost uninterrupted, until the end of 1998.

Municipals were steady throughout the year, but underperformed U.S. Treasury bonds, which were beneficiaries of significant international capital flows from Asia, Latin America, and elsewhere. These foreign "safe haven" investors receive no benefit from tax-exempt securities, and accordingly, the municipal bond market was not affected by the huge demand that the Treasury market experienced. As a result, municipals reached historically attractive levels--practically the same yield as taxable U.S. Treasuries securities. As a percentage of Treasuries, municipal yields increased from 85% at the beginning of 1998 to 96% of Treasuries at year-end.

Management Discussion & Analysis of Fund Performance:

The primary goal of the Hawaii Municipal Bond Fund is to deliver a high level of current income exempt from both State of Hawaii and federal income taxes. We believe that the Fund accomplished that objective during 1998, particularly when the yield is compared on a tax-equivalent basis to comparable investments.



                                       19
                                              Annual Report -- December 31, 1998

Hawaii Municipal Bond Fund
-------------------------------------------------------------------------------


At year-end, the Fund was yielding 4.43%; for an individual in the highest combined federal and state tax bracket, this equates to fully taxable yield of 8.15% currently, and 8.04% when the new, reduced State of Hawaii income tax rates are phased in over the next few years.* (The maximum rate will go down to 8.75% from 10% in 1999).

For taxable investments, this yield would be difficult, to match with alternatives of comparable quality. Indeed, high quality continues to be one of our major priorities. At year-end, over 88% of our holdings are in the AA-AAA rated category.

Also, this past year, we shortened the average maturity of our portfolio without significantly sacrificing current income to our shareholders, the expectation being that this will provide us some additional protection in the event of an adverse market environment of rising interest rates. Our 12-year average life is shorter than most income funds in our category. This strategy of "coming in on the yield curve" was made possible by a continuing flat yield curve offering only marginally higher yields for longer maturities.

For the year ending 12/31/98, the Hawaii Municipal Bond Fund produced a total return of 5.84%. In comparison, the total return for the Lipper Hawaii Municipal Debt Funds Average was 5.77%. The Lehman Municipal Bond Index, a broader measure of unmanaged, mostly national issues not exempt from Hawaii income taxes, reflected a 6.48% return for the same period.

The Hawaiian economy, with the dominant tourism industry, is still feeling the effects of the economic downturns in Asia, and we don't anticipate any significant recovery in 1999.

Although the national economy grew at approximately 4% in 1998, we expect growth in 1999 to be somewhat less than that, closer to 3%. With no expected pressure on what has been a benign inflation rate, we would expect the Federal Reserve to leave interest rates unchanged for most of the first half of the year, and accordingly, the bond market should be stable.

We will continue to seek out opportunities in the market place to benefit our shareholders.

*This information is based on a hypothetical illustration and is not representative of any investment securities.



                                       20
Bishop Street Funds

Hawaii Municipal Bond Fund
-------------------------------------------------------------------------------

                             Performance Comparison

            Comparison of Change in the Value of a $10,000 Investment
              Bishop Street Hawaii Municipal Bond Fund versus the
                  Lehman Brothers Municipal Bond Index and the
                   Lipper Hawaii Municipal Debt Funds Average

---------------------------------------------------
Initial Investment Date                     2/28/95   Jun 95    Dec 95    Jun 96    Dec 96    Jun 97    Dec 97    Jun 98    Dec 98
---------------------------------------------------   ------    ------    ------    ------    ------    ------    ------    ------

Bishop Street Hawaii Municipal Bond Fund    $10,000   $10,288   $10,941   $10,849   $11,401   $11,722   $12,373   $12,661   $13,097

Lehman Brothers Municipal Bond Index        $10,000   $10,359   $11,097   $11,047   $11,589   $11,961   $12,656   $12,997   $13,478

Consumer Price Index                        $10,000   $10,100   $10,191   $10,376   $10,522   $10,606   $10,712   $10,787   $10,884

Lipper Hawaii Municipal Debt Funds Average  $10,000   $10,301   $11,001   $10,890   $11,416   $11,723   $12,359   $12,643   $13,070


                          Average Annual Total Returns


                        One       Annualized    Annualized
                        Year        3 Year      Inception
                       Return       Return      to Date*
                       ------     ----------    ----------

                        5.84%        6.18%        7.22%

                         *Commenced operations 2/15/95.








                                       21
                                              Annual Report -- December 31, 1998

Hawaii Municipal Bond Fund
-------------------------------------------------------------------------------
                                Top Ten Holdings

                                                                          Percentage
                                                   Coupon     Maturity        of
                                                    Rate        Date      Investments
-------------------------------------------------------------------------------------
    1. Honolulu Waste - Wtr RB                      5.25%   July 1, 2018     5.8%
    2. HI Airport Systems Revenue                   7.00%   July 1, 2020     3.7%
    3. HI Airports System Revenue                   5.75%   July 1, 2009     3.7%
    4. Commonwealth of Puerto Rico, GO              6.50%   July 1, 2013     3.5%
    5. HI Budg. & Fin./Queens Health Sys.           6.00%   July 1, 2020     3.1%
    6. C&C of Honolulu Board of Water Supply        5.80%   July 1, 2016     3.0%
    7. HI Hous., Fin. & Develop/Single Family       5.55%   July 1, 2007     3.0%
    8. Honolulu Waste - Wtr RB                      5.25%   July 1, 2017     2.9%
    9. HI Dept. Budg. & Fin., St. Francis Medical
       Center                                       6.50%   July 1, 2022     2.9%
   10. HI St Cert. of Part, Kapolei St. Office      5.00%   May 1, 2017      2.8%
-------------------------------------------------------------------------------------



                            Statement of Net Assets
       Face                                                            Market
      Amount                                                           Value
       (000)                                                           (000)
     ------                                                           ------
                          MUNICIPAL BONDS -- 95.8%
Hawaii -- 87.4%
               County, GO, MBIA Insured
   $ 250       6.850%, 12/01/02                                      $  253
               County, Ser A, GO, FGIC Insured
     400       5.550%, 05/01/09                                         440
     450       5.600%, 05/01/12                                         496
     190       5.600%, 05/01/13                                         208
               Department of Budget & Finance, Hawaiian Electric,
               RB, MBIA Insured
     750       6.200%, 05/01/26                                         826
               Department of Budget & Finance, Queens Health
               Systems, Ser A, RB
     250       5.875%, 07/01/11                                         272
   1,000       6.000%, 07/01/20                                       1,084
               Department of Budget & Finance, Special Purpose
               Mortgage, Hawaiian Electric Company, Ser A, RB,
               MBIA Insured
     300       4.950%, 04/01/12                                         307
               Department of Budget & Finance, Queens Health
               Systems, Ser A, RB Department of Budget & Finance,
               Special Purpose Mortgage, Hawaii Electric
               Incorporated Project, Ser A, RB, MBIA Insured
     390       6.600%, 01/01/25                                         436


                                       22
Bishop Street Funds

Hawaii Municipal Bond Fund
-------------------------------------------------------------------------------

                            Statement of Net Assets
       Face                       (continued)                         Market
      Amount                                                           Value
       (000)                                                           (000)
     ------                                                           ------

               Department of Budget & Finance, Special Purpose
               Mortgage, Kaiser Permanente Project, Ser A, RB
   $ 300       6.500%, 03/01/11                                     $   318
               Department of Budget & Finance, Special Purpose
               Mortgage, Kapiolani Health Care System Project, RB
     760       6.300%, 07/01/08                                         824
     250       6.000%, 07/01/11                                         272
     250       6.400%, 07/01/13                                         269
               Department of Budget & Finance, Special Purpose
               Mortgage, St. Francis Medical Center Project, RB,
               FSA Insured
     930       6.500%, 07/01/22                                       1,017
               Department of Budget & Finance, Special Purpose
               Mortgage, Wilcox Memorial Hospital Projects, RB
     500       5.500%, 07/01/09                                         532
               Harbor Capital Improvement, RB, MBIA Insured
     500       5.400%, 07/01/09                                         535
     480       7.000%, 07/01/17                                         509
               Harbor Capital Improvement, Ser 1992, RB, FGIC
               Insured
     225       6.500%, 07/01/19                                         246
               Honolulu City & County Board of Water Supply, RB
     250       5.250%, 07/01/07                                         267
   1,000       5.800%, 07/01/16                                       1,072
               Honolulu City & County Mortgage, Smith Berentia,
               Ser A, RB, FHA & MBIA Insured
     100       7.800%, 07/01/24                                         107
               Honolulu City & County Ser A, GO
     245       5.700%, 04/01/09                                         272
               Honolulu City & County Waipahu Towers Project,
               Ser A, RB, GNMA Collateral
     200       6.900%, 06/20/35                                         216
               Honolulu City & County, GO
     230       6.000%, 12/01/09                                         262
               Honolulu City & County, GO, FGIC Insured
     125       5.500%, 11/01/07                                         137
               Honolulu City & County, Ser A, GO
     150       6.000%, 01/01/10                                         170
               Honolulu City & County, Ser A, GO, MBIA Insured
     500       6.000%, 11/01/10                                         574
               Honolulu Waste-Water RB, FGIC Insured
   1,000       5.250%, 07/01/17                                       1,025
   2,000       5.250%, 07/01/18                                       2,042
               Kauai County, Ser B, GO, AMBAC Insured
     285       5.750%, 08/01/06                                         314


                                       23
                                              Annual Report -- December 31, 1998

Hawaii Municipal Bond Fund
-------------------------------------------------------------------------------

                            Statement of Net Assets
       Face                       (continued)                         Market
      Amount                                                           Value
       (000)                                                           (000)
      ------                                                          ------

               Kauai County, Ser B, GO, MBIA Insured
   $   120     5.050%, 08/01/12                                      $   124
       260     5.900%, 02/01/13                                          279
       155     5.100%, 08/01/13                                          160
       165     5.150%, 08/01/14                                          170
       175     5.200%, 08/01/15                                          179
               Maui County, Board of Water Supply, Ser A, RB,
               FGIC Insured
       520     6.000%, 12/01/01                                          553
               Maui County, GO, FGIC Insured
       100     5.125%, 12/15/12                                          103
               Maui County, GO, MBIA Insured
       250     5.750%, 06/01/13                                          268
               Maui County, Refunding GO, FGIC Insured
       290     5.125%, 12/15/10                                          301
               Maui County, Ser A, GO, FGIC Insured
       500     5.200%, 09/01/12                                          522
       200     5.000%, 03/01/13                                          205
       100     5.125%, 03/01/14                                          103
               State Airport Systems, RB, FGIC Insured
       300     7.200%, 07/01/00                                          315
     1,210     7.000%, 07/01/20                                        1,316
               State Airport Systems, Ser 2, RB
        60     6.900%, 07/01/12                                           72
               State Airport Systems, Ser 3, RB, AMBAC Insured
     1,200     5.750%, 07/01/09                                        1,296
               State Certificate of Participation, AMBAC Insured
       500     5.000%, 05/01/16                                          494
     1,000     5.000%, 05/01/17                                          987
               State GO, FGIC Insured
       500     5.250%, 03/01/17                                          511
               State GO, MBIA Insured
       500     5.250%, 04/01/13                                          522
               State GO, Ser CM, FGIC Insured
       500     6.000%, 12/01/09                                          573
               State GO, Ser CN, FGIC Insured
       500     5.500%, 03/01/14                                          529
               State GO, Ser CO, FGIC Insured
       200     6.000%, 09/01/05                                          222
       250     6.000%, 03/01/09                                          284
       250     6.000%, 09/01/09                                          285
               State Highway RB, FGIC Insured
       500     5.250%, 07/01/15                                          513
       405     5.000%, 07/01/16                                          405

                                       24
Bishop Street Funds

Hawaii Municipal Bond Fund
-------------------------------------------------------------------------------

                            Statement of Net Assets
       Face                       (continued)                           Market
      Amount                                                             Value
       (000)                                                             (000)
     ------                                                             ------

               State Highway Project, RB
   $   375     5.250%, 07/01/10                                        $   395
       510     5.000%, 07/01/11                                            520
       500     5.250%, 07/01/12                                            519
               State Housing, Finance & Development Corporation,
               Affordable Rental Housing Program, Ser 1995 A, RB
       350     6.000%, 07/01/15                                            369
       750     6.050%, 07/01/22                                            789
               State Housing, Finance & Development Corporation,
               Single Family Mortgage Purchase, RB
     1,005     5.550%, 07/01/07                                          1,053
               State Housing, Finance & Development Corporation, Single
               Family Mortgage Purchase, RB, AMT, Ser A, FNMA Collateral
       250     5.250%, 07/01/13                                            252
               State Housing, Finance & Development Corporation,
               University of Hawaii Faculty Housing Project, RB,
               AMBAC Insured
       700     5.650%, 10/01/16                                            740
                                                                       -------
                                                                        31,230
                                                                       -------
Puerto Rico -- 7.2%
               Commonwealth Highway & Transportation Authority,
               Ser Z, RB, FSA Insured  745181PE1
       500     6.000%, 07/01/18                                            579
               Commonwealth of Puerto Rico, GO, MBIA Insured
     1,000     6.500%, 07/01/13                                          1,218
               Housing, Banking & Finance Agency, Single Family
               Mortgage, Affordable Housing Mortgage Portfolio I,
               RB, GNMA/FNMA/FHLMC Collateral
       200     6.100%, 10/01/15                                            211
               Industrial Tourist Educational Medical Environmental
               Control Facilities
               Hospital Auxilio Muto Obligation Group, RB, MBIA Insured
       300     6.250%, 07/01/24                                            333
               Industrial Tourist Educational Medical Environmental
               Control Facilities
               Inter American University, Ser A, MBIA Insured
       250     5.000%, 10/01/22                                            251
                                                                       -------
                                                                         2,592
                                                                       -------
Guam -- 1.2%
               Guam Power Authority, Ser A, RB, AMBAC Insured
       400     6.375%, 10/01/08                                            438
                                                                       -------
               TOTAL MUNICIPAL BONDS  (Cost $32,759)                    34,260
                                                                       -------


                                       25
                                              Annual Report -- December 31, 1998

Hawaii Municipal Bond Fund
-------------------------------------------------------------------------------

                            Statement of Net Assets
                                  (concluded)                           Market
      Shares                                                             Value
       (000)                                                             (000)
      ------                                                            ------

                            CASH EQUIVALENT -- 2.5%

       90      Dreyfus Tax Exempt Cash Management Fund                $     90
       57      Nuveen Federal Tax Exempt Money Market                       57
      744      SEI Institutional Tax-Free Portfolio                        744
                                                                       -------
               TOTAL CASH EQUIVALENT (Cost $891)                           891
                                                                       -------
TOTAL INVESTMENTS (Cost $33,650) -- 98.3%                               35,151
                                                                       -------
OTHER ASSETS AND LIABILITIES, NET -- 1.7%                                  600
                                                                       -------

                                   NET ASSETS:

Fund Shares (unlimited authorization -- no par value)
    based on 3,319,612 outstanding shares of beneficial interest        34,205
Undistributed net investment income                                         28
Accumulated net realized gain on investments                                17
Net unrealized appreciation on investments                               1,501
                                                                       -------
TOTAL NET ASSETS -- 100.0%                                             $35,751
                                                                       =======
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE                                                    $ 10.77
                                                                       -------

AMBAC -- American  Municipal Bond Assurance Company
AMT -- Alternative  Minimum Tax
FGIC --  Federal  Guaranty  Insurance  Corporation
FHA --  Federal  Housing Authority
FHLMC --  Federal  Home Loan  Mortgage  Corporation
FNMA --  Federal National  Mortgage  Association
FSA --  Financial  Security  Assurance
GNMA -- Government  National  Mortgage  Association
GO --  General  Obligation
MBIA -- Municipal Bond Insurance Association
RB -- Revenue Bond
Ser -- Series

The accompanying notes are an integral part of the financial statements.


                                       26
Bishop Street Funds

--------------------------------------------------------------------------------
                                  BISHOP STREET
               INVESTMENT ADVISER'S REPORT & MANAGEMENT DISCUSSION
                                      FUNDS
--------------------------------------------------------------------------------

Money Market & Treasury Money Market Funds
--------------------------------------------------------------------------------

Investment Adviser's Report:

The U.S. enjoyed yet another year of strong economic growth in 1998, as consumer spending and business investment both remained at high levels. Notwithstanding this economic strength, inflation remained well under control and bond yields fell considerably over the course of the year. The U.S. bond market's role as a safe haven was highlighted on several occasions during the year as credit concerns in a variety of markets kept demand for U.S. treasury securities high. This was especially true in the third quarter, when what started as a flight to quality became a stampede to liquidity. Financial turmoil in several emerging markets spread quickly to the developed markets as a number of high-profile investment funds were forced to unwind large amounts of leverage. The Federal Reserve acted rapidly to defuse a potential crisis, cutting rates three times and informally arranging a `work out' of the most leveraged fund. By the end of the year, it was apparent that the corrective action had the intended effect, and U.S. bond market investors entered 1999 much as they had 1998 - wondering when the U.S. economy would show signs of slowing.











                                       27
                                              Annual Report -- December 31, 1998

Money Market & Treasury Money Market Funds
--------------------------------------------------------------------------------

Management Discussion & Analysis of Fund Performance:

In both the Money Market Fund and Treasury Money Market Fund, we adjusted the weighted average maturity of the portfolios in response to market conditions. Generally, we have lengthened maturities this year. During the middle of the year, we invested in longer maturity securities to lock in advantageous yields caused by an anticipated Fed tightening. As the year progressed and the Federal Reserve did actually cut rates, money market instrument yields followed the Fed's moves down. We purchased longer, higher yielding securities to compensate for these moves. We believe that the strong economic growth evident at year-end will keep the Fed on hold for the start of the new year, although we expect the domestic economy to slow in coming months. We will continue to maintain a longer average maturity in this environment.









                                       28
Bishop Street Funds

Money Market Fund
--------------------------------------------------------------------------------
                             Statement of Net Assets
         Face
        Amount                                                      Value
        (000)                                                       (000)
        ------                                                     -------

                            COMMERCIAL PAPER -- 57.1%
Banks -- 12.7%
               Bank of America
     $ 9,000   5.040%, 03/11/99                                    $ 8,913
               Centric Funding
       3,000   5.070%, 03/05/99                                      2,973
       5,000   5.120%, 04/06/99                                      4,932
               Kitty Hawk Funding
       7,000   5.500%, 02/26/99                                      6,940
       2,500   5.180%, 03/10/99                                      2,476
               Peacock Funding
       8,000   5.200%, 02/04/99                                      7,961
                                                                   -------
                                                                    34,195
                                                                   -------
Drugs -- 3.1%
               Johnson & Johnson
       8,500   5.000%, 02/26/99                                      8,434
                                                                   -------
Financial Services -- 28.3%
               Associates Funding
       8,000   5.350%, 02/05/99                                      7,958
               Corporate Asset Funding
       9,000   5.360%, 02/19/99                                      8,934
               Enterprise Funding
       8,000   5.250%, 02/26/99                                      7,935
               Falcon Asset Funding
       5,565   5.410%, 02/08/99                                      5,533
               Fleet Funding
       8,339   5.550%, 01/14/99                                      8,322
               International Lease Finance
       8,000   5.100%, 02/19/99                                      7,945
               Island Finance
       5,000   5.160%, 03/30/99                                      4,937
               National Rural Utilities
       8,500   5.040%, 03/24/99                                      8,402
               Sears Roebuck Acceptance Corporation
       8,000   5.050%, 03/03/99                                      7,932
               Variable Funding Capital
       8,000   5.380%, 02/05/99                                      7,958
                                                                   -------
                                                                    75,856
                                                                   -------


                                       29
                                              Annual Report -- December 31, 1998

Money Market Fund
--------------------------------------------------------------------------------
                             Statement of Net Assets
                                  (continued)
         Face
        Amount                                                      Value
        (000)                                                       (000)
        ------                                                     -------

Food, Beverage & Tobacco -- 3.0%
               Archer-Daniels-Midland
    $ 8,000    5.070%, 02/04/99                                    $ 7,962
                                                                   -------
Industrial -- 4.0%
               Aesop Funding
      1,900    5.406%, 02/10/99                                      1,889
               Colgate Palmolive
      6,035    4.926%, 03/31/99                                      5,963
               Private Export Funding
      3,000    5.160%, 05/06/99                                      2,948
                                                                   -------
                                                                    10,800
                                                                   -------
Insurance -- 3.0%
               Prudential Funding
      8,000    5.340%, 02/05/99                                      7,959
                                                                   -------
Telephones & Telecommunication -- 3.0%
               GTE
      8,000    5.310%, 02/18/99                                      7,943
                                                                   -------
               TOTAL COMMERCIAL PAPER (Cost $153,149)              153,149
                                                                   -------

                          FLOATING RATE NOTES -- 14.5%

               All-State Corporation(A)
      3,000    5.309%, 03/15/99                                      3,000
               American Express (A)
      7,000    5.477%, 02/16/99                                      7,000
               Asset-Backed Security Investment Trust (A)
      5,000    5.356%, 02/15/99                                      5,000
               Comerica Bank (A)
      8,000    5.109%, 03/10/99                                      7,998
               Peoples Security Life (A)
     10,000    5.320%, 02/01/99                                     10,000
               Travelers Insurance Co. (A)
      6,000    5.300%, 03/01/99                                      6,000
                                                                   -------
               TOTAL FLOATING RATE NOTES (Cost $38,998)             38,998
                                                                   -------



                                       30
Bishop Street Funds

Money Market Fund
-------------------------------------------------------------------------------

                            Statement of Net Assets
 Face                             (concluded)
Amount                                                                    Value
(000)                                                                     (000)
------                                                                    ------

               CERTIFICATES OF DEPOSIT/BANK NOTES -- 18.9%

               Bank of New York
$4,250         5.640%, 03/26/99                                         $ 4,249
               Chase Manhattan
 5,000         5.685%, 08/03/99                                           4,998
               First National Bank of Chicago
 4,000         5.740%, 05/07/99                                           3,999
               Harris Bankcorp
 8,000         5.150%, 02/22/99                                           8,000
               Key Bank
 8,000         4.700%, 09/16/99                                           7,998
               PNC Bank
 2,500         5.427%, 07/01/99                                           2,499
               Regions Bank
 3,000         5.770%, 05/21/99                                           3,000
               US Bank - Minnesota
 8,000         5.554%, 08/31/99                                           7,999
               Wilmington Trust
 3,000         5.900%, 04/30/99                                           3,000
 5,000         5.850%, 05/17/99                                           5,000
                                                                      ---------
               TOTAL CERTIFICATES OF DEPOSIT/BANK NOTES (Cost $50,742)   50,742
                                                                      ---------

                              TIME DEPOSIT -- 1.7%

               National City
 4,656         5.000%, 01/04/99                                           4,656
                                                                      ---------
               TOTAL TIME DEPOSITS (Cost $4,656)                          4,656
                                                                      ---------

                          CORPORATE OBLIGATION -- 3.1%

               General Motors Acceptance Corporation
 8,300         6.040%, 03/19/99                                           8,313
                                                                      ---------
               TOTAL CORPORATE OBLIGATIONS  (Cost $8,313)                 8,313
                                                                      ---------


                                       31
                                              Annual Report -- December 31, 1998

Money Market Fund
-------------------------------------------------------------------------------

                            Statement of Net Assets
 Face                             (concluded)
Amount                                                                    Value
(000)                                                                     (000)
------                                                                    ------

                   U.S. GOVERNMENT AGENCY OBLIGATIONS -- 4.7%

               Federal Home Loan Mortgage
$10,000        4.885%, 03/17/99                                          $9,898
               Federal National Mortgage Association
  2,625        4.970%, 03/17/99                                           2,598
                                                                     ----------
               U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $12,496)         12,496
                                                                     ----------
TOTAL INVESTMENTS (Cost $268,354) -- 100.0%                             268,354
                                                                     ----------
OTHER ASSETS AND LIABILITIES, NET -- 0.0%                                   (36)
                                                                      ---------

                                   NET ASSETS:

Fund Shares (unlimited authorization -- no par value)
    based on 268,323,399 outstanding shares of beneficial interest      268,323
Undistributed net investment income                                           4
Accumulated net realized loss on investments                                 (9)
                                                                     ----------
TOTAL NET ASSETS -- 100.0%                                             $268,318
                                                                     ==========

NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE                                                      $ 1.00
                                                                      ---------

(A) Floating Rate Security -- the rate reflected on the Statement of Net Assets is the rate in effect on December 31, 1998. The maturity date shown is the next scheduled reset date.

The accompanying notes are an integral part of the financial statements.



                                       32
Bishop Street Funds

Treasury Money Market Fund
-------------------------------------------------------------------------------

                            Statement of Net Assets
 Face
Amount                                                                    Value
(000)                                                                     (000)
------                                                                    ------

                        U.S. TREASURY OBLIGATIONS -- 32.8%

               U.S. Treasury Notes
$ 3,000        5.875%, 03/31/99                                         $ 3,003
 32,000        6.250%, 03/31/99                                          32,056
 12,000        6.375%, 04/30/99                                          12,031
  5,000        6.000%, 06/30/99                                           5,012
  5,000        5.875%, 11/15/99                                           5,047
  5,000        7.875%, 11/15/99                                           5,132
 10,000        5.625%, 11/30/99                                          10,077
 10,000        5.625%, 12/31/99                                          10,085
               U.S. Treasury Bills
 13,000        3.940%, 01/21/99                                          12,972
  3,000        4.550%, 11/12/99                                           2,880
                                                                     ----------
               TOTAL U.S. TREASURY OBLIGATIONS (Cost $98,295)            98,295
                                                                     ----------


                        REPURCHASE AGREEMENTS -- 66.8%

               Greenwich Capital Markets, Inc.
               4.75%, dated 12/31/98, matures 01/04/99,
               repurchase price $20,010,556 (collateralized by
               various U.S. Treasury Bonds, total  par value
               $14,534,000, 6.62%-12.75%,
     20,000    02/15/10 - 02/15/27: total market value $20,403,800)      20,000

               J.P. Morgan
               4.75%, dated 12/31/98, matures 01/04/99,
               repurchase price $40,021,111 (collateralized by
               various U.S. Treasury Notes and Bills. total par
               value $33,126,000, 0.00%-14.00%,
     40,000    03/18/99 - 02/15/21: total market value $40,800,240)      40,000

               J.P. Morgan
               5.75%,  dated  12/31/98,   matures  01/04/99,
               repurchase price $30,019,166 (collateralized by
               U.S. Treasury Bond, par value 18,031,000, 11.25%,
     30,000    02/15/15: total market value $30,600,581)                 30,000

               Lehman Brothers, Inc.
               4.875%, dated 12/31/98, matures 01/04/99,
               repurchase price $10,381,620 (collateralized by
               U.S. Treasury STRIPS, par value $36,855,000, 0.00%,
               matures
     10,376    05/15/21: total market value $12,618,046)                 10,376


                                       33
                                              Annual Report -- December 31, 1998

Treasury Money Market Fund
-------------------------------------------------------------------------------

                            Statement of Net Assets
 Face
Amount                                                                    Value
(000)                                                                     (000)
------                                                                    ------

                       REPURCHASE AGREEMENTS -- continued

               Morgan Stanley, Dean Witter
               4.65%. dated 12/31/98, matures 01/04/99,
               repurchase price $24,812,813 (collateralized by
               various U.S. Treasury Notes and Bills, total
               par value $22,260,738, 0.00%-8.125%,
    $24,800    12/09/99-11/15/21: total market value $25,413,690)      $ 24,800

               Morgan Stanley, Dean Witter
               4.92%. dated 12/30/98, matures 01/20/99,
               repurchase price $30,086,100 (collateralized by
               various U.S. Treasury Notes and Bills, total
               par value $26,934,263, 0.00%-8.125%,
     30,000    12/09/99-11/15/21: total market value $30,749,161)        30,000

               Paribas Corp.
               4.55%,  dated  12/31/98,   matures  01/04/99,
               repurchase price $10,005,056 (collateralized by
               U.S. Treasury Note, par value $8,709,000, 7.00%,
     10,000    matures 07/15/06: market value $10,276,673)               10,000

               Paribas Corp.
               4.80%,  dated  12/31/98,   matures  01/04/99,
               repurchase price $35,018,667 (collateralized by U.S.
               Treasury Note, par value $35,350,000, 5.625%,
     35,000    matures 12/31/99: market value $36,057,000)               35,000
                                                                     ----------
               TOTAL REPURCHASE AGREEMENTS (Cost $200,176)              200,176
                                                                     ----------
TOTAL INVESTMENTS (Cost $298,471) -- 99.6%                              298,471
                                                                     ----------
OTHER ASSETS AND LIABILITIES, NET -- 0.4%                                 1,373
                                                                     ----------

                                   NET ASSETS:
Fund Shares (unlimited authorization -- no par value)
    based on 299,866,077 outstanding shares of beneficial interest      299,865
Undistributed net investment income                                          14
Accumulated net realized loss on investments                                (35)
                                                                     ----------
TOTAL NET ASSETS -- 100.0%                                             $299,844
                                                                     ==========
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE                                                     $  1.00
                                                                     ----------

STRIPS -- Separate Trading of Registered Interest and Principal of Securities.


The accompanying notes are an integral part of the financial statements.


                                       34
Bishop Street Funds

Bishop Street Funds
--------------------------------------------------------------------------------

                      Statement of Assets and Liabilities
                                   Equity Fund
                                 As of 12/31/98
                                 (In Thousands)

--------------------------------------------------------------------------------
Assets:
   Investments at value (cost $64,912)                                $  95,692
   Accrued Income                                                            54
   Capital Shares Sold                                                    6,227
--------------------------------------------------------------------------------
     Total Assets                                                       101,973
--------------------------------------------------------------------------------
Liabilities:
   Income Payable                                                            31
   Accrued Expenses Payable                                                 125
--------------------------------------------------------------------------------
     Total Liabilities                                                      156
--------------------------------------------------------------------------------
          Total Net Assets                                             $101,817
================================================================================


Net Assets:

   Fund Shares (unlimited authorization -- no par value) based on
      6,664, 015 outstanding shares of beneficial interest               70,913
   Accumulated net realized gain on investments                             124
   Net unrealized appreciation on investments                            30,780
          Total Net Assets -- 100.0%                                   $101,817
================================================================================

Net Asset Value, Offering and Redemption
    Price Per Share                                                    $  15.28
--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.




                                       35
                                              Annual Report -- December 31, 1998

Bishop Street Funds
--------------------------------------------------------------------------------

                            Statements of Operations
                           For the year ended 12/31/98
                                 (In Thousands)

                                                   High      Hawaii            Treasury
                                                   Grade    Municipal   Money    Money
                                         Equity    Income     Bond     Market   Market
                                          Fund     Fund       Fund      Fund     Fund
---------------------------------------------------------------------------------------
Investment Income:
   Interest Income                      $   17     $1,548    $1,633  $14,400   $17,481
   Dividend Income                       1,084         --        --       --        --
---------------------------------------------------------------------------------------
   Total Investment Income               1,101      1,548     1,633   14,400    17,481
---------------------------------------------------------------------------------------
Expenses:
   Investment Adviser Fee                  590        142       111      768       967
   Investment Adviser Fee Waiver           (75)       (47)      (95)    (209)     (546)
   Management Fee                          159         52        64      512       645
   Management Fee Waiver                   (64)       (21)      (47)    (205)     (258)
   Shareholder Servicing Fee               199         64        79      640       806
   Shareholder Servicing Fee Waiver       (120)       (39)      (48)    (384)     (477)
   Custody Fees                             24         10        20       36        48
   Transfer Agent Fees                      27         22        22       29        45
   Registration Fees                        15          9         1        1         7
   Trustees Fees                             8          1         4       15        34
   Printing Fees                             9          1         6       23        57
   Professional Fees                        17          3         7       48        80
   Amortization of Deferred
      Organizational Costs                   6          6         6        6         7
   Miscellaneous Expenses                    2          3        --       --         3
---------------------------------------------------------------------------------------
           Total Expenses                  797        206       130    1,280     1,418
---------------------------------------------------------------------------------------
   Net Investment Income                   304      1,342     1,503   13,120    16,063
---------------------------------------------------------------------------------------
Net Realized Gain on Investments         4,270        655        78       25         2
Change in Unrealized Appreciation
   on Investments                       18,838        252       206       --        --
---------------------------------------------------------------------------------------
Net Realized and Unrealized Gain
   on Investments                       23,108        907       284       25         2
---------------------------------------------------------------------------------------
Increase in Net Assets
   Resulting from Operations           $23,412     $2,249    $1,787  $13,145   $16,065
=======================================================================================

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


                                       36
Bishop Street Funds

Bishop Street Funds
--------------------------------------------------------------------------------
                       Statement of Changes in Net Assets
                                 (In Thousands)


                                                      Equity                         High Grade
                                                       Fund                          Income Fund
---------------------------------------------------------------------------------------------------------
                                              01/01/98 to    01/31/97 to     01/01/98 to    01/31/97 to
                                               12/31/98      12/31/97 (1)     12/31/98      12/31/97 (1)
---------------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income                        $    304       $   483        $ 1,342         $ 1,290
   Net Realized Gain (Loss) on Investments         4,270          (184)           655             101
   Change in Unrealized Appreciation
     on Investments                               18,838        11,942            252             540
---------------------------------------------------------------------------------------------------------
Increase in Net Assets Resulting From Operations  23,412        12,241          2,249           1,931
---------------------------------------------------------------------------------------------------------
Distributions to Shareholders:
   Net Investment Income                            (304)         (483)        (1,342)         (1,290)
   Capital Gains                                  (3,962)         --             (391)            (67)
---------------------------------------------------------------------------------------------------------
         Total Distributions                      (4,266)         (483)        (1,733)         (1,357)
---------------------------------------------------------------------------------------------------------
Changes in Net Assets                             19,146        11,758            516             574
---------------------------------------------------------------------------------------------------------
Capital Share Transactions:
     Proceeds from Shares Issued                   8,970        59,210          1,225          25,503
     Reinvestments of Cash Distributions           4,234           482          1,615           1,356
     Cost of Shares Redeemed                        (500)       (1,483)        (4,697)         (1,191)
---------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
   From Capital Share Transactions                12,704        58,209         (1,857)         25,668
---------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets        31,850        69,967         (1,341)         26,242
---------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of Period                            69,967            --         26,242              --
---------------------------------------------------------------------------------------------------------
   End of Period                                $101,817       $69,967        $24,901         $26,242
=========================================================================================================
Capital Share Transactions:
     Shares Issued                                   605         5,893            118           2,549
     Shares Issued in Lieu of Cash Distributions     296            43            155             135
     Shares Redeemed                                 (38)         (135)          (452)           (118)
---------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Capital Shares            863         5,801           (179)          2,566
=========================================================================================================

Amounts designated as "--" are either $0 or have been rounded to $0.

(1) Commenced operations on January 31, 1997.

The accompanying notes are an integral part of the financial statements.


                                       37
                                              Annual Report -- December 31, 1998

Bishop Street Funds
--------------------------------------------------------------------------------
                       Statement of Changes in Net Assets
                                 (In Thousands)


                                                                      Hawaii Municipal
                                                                         Bond Fund
------------------------------------------------------------------------------------------------
                                                                    01/01/98         01/01/97
                                                                   to 12/31/98      to 12/31/97
------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income                                             $ 1,503          $ 1,345
   Net Realized Gain on Investments                                       78               84
   Change in Unrealized Appreciation on Investments                      206              800
------------------------------------------------------------------------------------------------
Increase in Net Assets Resulting From Operations                       1,787            2,229
------------------------------------------------------------------------------------------------
Distributions to Shareholders:
   Net Investment Income:
     Institutional Class A Shares                                     (1,503)          (1,092)
     Retail Class B Shares (1)                                            --             (253)
   Capital Gains:
     Institutional Class A Shares                                         --              --
------------------------------------------------------------------------------------------------
         Total Distributions                                          (1,503)          (1,345)
------------------------------------------------------------------------------------------------
Change in Net Assets                                                     284              884
------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Institutional Class A Shares:
     Proceeds from Shares Issued                                      10,520            6,901
     Proceeds in connection with transfer from Retail Class B             --            8,988
     Reinvestments of Cash Distributions                                 705              471
     Cost of Shares Redeemed                                          (4,763)          (3,804)
------------------------------------------------------------------------------------------------
         Total Institutional Capital Share Transactions                6,462           12,556
------------------------------------------------------------------------------------------------
   Retail Class B Shares: (1)
     Proceeds from Shares Issued                                          --              743
     Reinvestments of Cash Distributions                                  --              135
     Cost of Shares Redeemed                                              --             (574)
     Transfer to Institutional Class A                                    --           (8,988)
------------------------------------------------------------------------------------------------
         Total Retail Capital Share Transactions                          --           (8,684)
------------------------------------------------------------------------------------------------
Net Increase in Net Assets From Capital Share Transactions             6,462            3,872
------------------------------------------------------------------------------------------------
   Total Increase in Net Assets                                        6,746            4,756
------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of Period                                                29,005           24,249
------------------------------------------------------------------------------------------------
   End of Period                                                     $35,751          $29,005
================================================================================================
Capital Share Transactions:
   Institutional Class A Shares:
     Shares Issued                                                       984              661
     Shares Issued in connection with transfer from Retail Class B        --              854
     Shares Issued in Lieu of Cash Distributions                          63               45
     Shares Redeemed                                                    (445)            (334)
------------------------------------------------------------------------------------------------
         Total Institutional Capital Share Transactions                  602            1,226
------------------------------------------------------------------------------------------------
   Retail Class B Shares: (1)
     Shares Issued                                                        --               41
     Shares Issued in Lieu of Cash Distributions                          --               13
     Shares Redeemed                                                      --              (54)
     Transfer to Institutional Class A                                    --             (854)
------------------------------------------------------------------------------------------------
         Total Retail Capital Share Transactions                          --             (854)
------------------------------------------------------------------------------------------------
Net Increase in Capital Shares                                           602              372
================================================================================================

Amounts designated as "--" are either $0 or have been rounded to $0.
(1) For the period January 1, 1997 to July 20, 1997.

The accompanying notes are an integral part of the financial statements.


                                       38
Bishop Street Funds

Bishop Street Funds
--------------------------------------------------------------------------------
                       Statement of Changes in Net Assets
                                 (In Thousands)

                                                                                               Treasury
                                                             Money Market                     Money Market
                                                                 Fund                             Fund
-------------------------------------------------------------------------------------------------------------------
                                                         01/01/98        01/01/97      01/01/98        01/01/97
                                                       to 12/31/98    to 12/31/97     to 12/31/98     to 12/31/97
-------------------------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income                                $  13,120      $  13,357       $ 16,063      $    11,261
     Net Realized Gain (Loss) on Investments                   25              1              2              (37)
-------------------------------------------------------------------------------------------------------------------
Increase in Net Assets Resulting From Operations           13,145         13,358         16,065           11,224
-------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders:
   Net Investment Income:
     Institutional Class A Shares                         (13,120)       (13,235)       (16,061)         (11,249)
     Retail Class B Shares (1)                                 --           (119)            --               --
   Capital Gains:
     Institutional Class A Shares                              --             (4)            --              (14)
-------------------------------------------------------------------------------------------------------------------
         Total Distributions                              (13,120)       (13,358)       (16,061)         (11,263)
-------------------------------------------------------------------------------------------------------------------
Changes in Net Assets                                          25             --              4              (39)
-------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:  All at $1.00 per share
   Institutional Class A Shares:
     Proceeds from Shares Issued                          709,477        625,934      1,801,697        1,511,022
     Proceeds in connection with transfer
       from Retail Class B                                     --          4,014             --               --
     Reinvestments of Cash Distributions                      214             83             --               --
     Cost of Shares Redeemed                             (688,069)      (657,484)    (1,775,776)      (1,417,265)
-------------------------------------------------------------------------------------------------------------------
         Total Institutional Capital Share Transactions    21,622        (27,453)        25,921           93,757
-------------------------------------------------------------------------------------------------------------------
   Retail Class B Shares: (1)
     Proceeds from Shares Issued                               --          1,172             --               --
     Reinvestments of Cash Distributions                       --            119             --               --
     Cost of Shares Redeemed                                   --         (1,796)            --               --
     Cost of shares in connection with transfer
       to Institutional Class A                                --         (4,014)            --               --
-------------------------------------------------------------------------------------------------------------------
         Total Retail Capital Share Transactions               --         (4,519)            --               --
-------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
   From Capital Share Transactions                         21,622        (31,972)        25,921           93,757
-------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets                 21,647        (31,972)        25,925           93,718
-------------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of Period                                    246,671        278,643        273,919          180,201
-------------------------------------------------------------------------------------------------------------------
   End of Period                                         $268,318      $ 246,671       $299,844      $   273,919
===================================================================================================================

Amounts designated as "--" are either $0 or have been rounded to $0. (1) For the period January 1, 1997 to July 20, 1997.

The accompanying notes are an integral part of the financial statements.

                                       39
                                              Annual Report -- December 31, 1998

Bishop Street Funds
--------------------------------------------------------------------------------
Financial Highlights
For a Share Outstanding Throughout the Periods Ended December 31,


                             Investment Activities            Distributions from
                       ------------------------------------   -------------------
                                                   Net
                           Net                   Realized                              Net
                          Asset                     and                               Asset
                         Value,        Net       Unrealized       Net                Value,
                        Beginning  Investment  Gain (Loss) on  Investment  Capital   End of
                        of Period    Income     Investments      Income     Gains    Period
-----------------------------------------------------------------------------------------------------
EQUITY FUND
-----------------------------------------------------------------------------------------------------
1998:                   $12.06       $0.05        $ 3.88        $(0.05)    $(0.66)   $15.28
1997(1):                $10.00       $0.08        $ 2.06        $(0.08)     --       $12.06
-----------------------------------------------------------------------------------------------------
HIGH GRADE INCOME FUND
-----------------------------------------------------------------------------------------------------
1998:                   $10.23       $0.54        $ 0.37        $(0.54)    $(0.17)   $10.43
1997(1):                $10.00       $0.51        $ 0.26        $(0.51)    $(0.03)   $10.23
-----------------------------------------------------------------------------------------------------
HAWAII MUNICIPAL BOND FUND
-----------------------------------------------------------------------------------------------------
1998:                   $10.67       $0.51        $ 0.10        $(0.51)     --       $10.77
1997:                   $10.34       $0.53        $ 0.33        $(0.53)     --       $10.67
1996:                   $10.47       $0.55        $(0.12)       $(0.55)    $(0.01)   $10.34
1995(2):                $10.00       $0.45        $ 0.47        $(0.45)     --       $10.47
-----------------------------------------------------------------------------------------------------
MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------
1998:                   $ 1.00       $0.05         --           $(0.05)     --       $ 1.00
1997:                   $ 1.00       $0.05         --           $(0.05)     --       $ 1.00
1996:                   $ 1.00       $0.05         --           $(0.05)     --       $ 1.00
1995(3):                $ 1.00       $0.05         --           $(0.05)     --       $ 1.00
-----------------------------------------------------------------------------------------------------
TREASURY MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------
1998:                   $ 1.00       $0.05         --           $(0.05)     --       $ 1.00
1997:                   $ 1.00       $0.05         --           $(0.05)     --       $ 1.00
1996(4):                $ 1.00       $0.03         --           $(0.03)     --       $ 1.00


+   Total return is for the period indicated and has not been annualized.
++  Total return has been annualized.
*   Annualized.
Amounts designated as "--" are either $0 or have been rounded to $0.

 (1) Commenced operations on January 31, 1997.
 (2) Commenced operations on February 15, 1995
 (3) Commenced operations on January 30, 1995.
 (4) Commenced operations on May 1, 1996.


                                       40
Bishop Sreet Funds


                                                               Ratio of
                                    Ratio of                Net Investment
                      Ratio of    Expenses to    Ratio of      Income to
             Net      Expenses      Average         Net         Average
            Assets,      to       Net Assets    Investment    Net Assets
            End of     Average   Excluding Fee   Income to   Excluding Fee  Portfolio
  Total     Period       Net      Waivers and     Average     Waivers and   Turnover
 Return      (000)     Assets   Reimbursements  Net Assets  Reimbursements    Rate
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
 33.05%     $101,817    1.00%        1.32%        0.38%         0.06%         41%
 21.52%+    $ 69,967    0.99%*       1.39%*       0.83%*        0.43%*        30%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
  9.09%     $ 24,901    0.80%        1.21%        5.21%         4.80%         98%
  7.94%+    $ 26,242    0.80%*       1.30%*       5.58%*        5.08%*        32%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
  5.84%     $ 35,751    0.41%        1.01%        4.74%         4.14%         21%
  8.52%     $ 29,005    0.34%        0.99%        5.05%         4.40%         29%
  4.21%     $ 15,408    0.21%        0.85%        5.33%         4.68%         27%
 10.91%++   $  9,411    0.27%*       1.10%*       5.24%*        4.40%*        68%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
  5.26%     $268,318    0.50%        0.81%        5.12%         4.81%         n/a
  5.29%     $246,671    0.51%        0.85%        5.18%         4.84%         n/a
  5.12%     $274,125    0.49%        0.60%        5.01%         4.90%         n/a
  5.67%++   $305,120    0.50%*       0.66%*       5.50%*        5.34%*        n/a
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
  5.10%     $299,844    0.44%        0.84%        4.98%         4.58%         n/a
  5.22%     $273,919    0.43%        0.86%        5.11%         4.68%         n/a
  5.08%++   $180,201    0.42%*       0.65%*       4.96%*        4.74%*        n/a



The accompanying notes are an integral part of the financial statements.

                                       41
                                              Annual Report -- December 31, 1998

Bishop Street Funds
--------------------------------------------------------------------------------
                         Notes to Financial Statements

1. ORGANIZATION
   The Bishop Street Funds (the "Trust") are registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Bishop Street Funds consist of a series of five funds (the "Funds") which includes the Equity Fund, High Grade Income Fund, Hawaii Municipal Bond Fund, Money Market Fund and the Treasury Money Market Fund. Effective July 20, 1997 the Retail Class B for the Hawaii Municipal Bond Fund and Money Market Fund was closed. All Retail Class B shareholders were exchanged into the Institutional Class for the equivalent number of shares of that class. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds' prospectus provides a description of each Fund's investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies followed by the Trust.

Security Valuation
   Bishop Street Fund investments in equity securities which are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sale price on the principal exchange on which they are traded on valuation date, other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity which are actively traded are valued by an independent pricing service at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Restricted securities for which quotations are not readily available are valued at fair value using methods determined in good faith under general Trustee supervision.
   Investment securities held by the Money Market and Treasury Money Market Funds are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Security Transactions and Investment Income
   Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold adjusted for the accretion and amortization of the purchase discounts and premiums during the respective holding periods. Interest income is recorded on the accrual basis.

Discounts and Premiums
   Discounts and premiums are accreted or amortized over the life of each security and are recorded as interest income for each of the Funds using a method which approximates the effective interest method.

                                       42
Bishop Street Funds

Repurchase Agreements
   Securities pledged as collateral for Repurchase Agreements are held by the custodian bank until the respective agreements mature. The Funds may also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker's custodian bank until the maturity of the repurchase agreement. Provisions of repurchase agreements and procedures adopted by the Adviser ensure that the market value of the collateral is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

Expenses
   Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative net assets.

Distributions to Shareholders
    Distributions from net investment income are declared daily and paid on a monthly basis for the High Grade Income Fund, Hawaii Municipal Bond Fund, the Money Market Fund and the Treasury Money Market Fund. The Equity Fund declares and pays such dividends on a quarterly basis. Any net realized capital gains will be distributed at least annually for all Funds.

Federal Income Taxes
    It is each Fund's intention to qualify as a regulated investment company for Federal income tax purposes and to distribute a majority of its taxable income and net capital gains. Accordingly, no provision for Federal income taxes is required. the timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations that may differ from generally accepted accounting principles. These differences relate primarily to paydowns on asset-backed securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain
(loss) on investment transactions for a reporting period may differ from distributions during such period. Accordingly, the Funds may periodically make reclassifications among certain capital accounts without impacting the net asset value of the Funds.

Organization Costs
   Organization costs have been capitalized by the Funds and are being amortized over sixty months commencing with operations. In the event any of the initial shares are redeemed by any holder thereof during the period that the fund is amortizing its organization costs, the redemption proceeds payable to the holder thereof prior to the end of the amortization period, the proceeds will be reduced by the unamortized organization costs in the same ratio as the


                                       43
                                              Annual Report -- December 31, 1998

Biship Street Funds
--------------------------------------------------------------------------------

number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.

   Use of Estimates in the Preparation of Financial Statements
The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT ADVISORY AGREEMENT
   Investment advisory services are provided to the Funds by First Hawaiian Bank (the "Adviser"). The Adviser is entitled to receive an annual fee of 0.74% of the average daily net assets of the Equity Fund, 0.55% of the average daily net assets of the High Grade Income Fund, 0.35% of the average daily net assets of the Hawaii Municipal Bond Fund, and .30% of the Money Market and Treasury Money Market Funds. The Adviser may from time to time waive a portion of its fee in order to limit the operating expenses of a Fund.
   Wellington Management Company, LLP (the "Sub-Adviser") serves as the investment sub-adviser for the Money Market Fund and the Treasury Money Market Fund (collectively, the "Money Market Funds"), pursuant to a sub-adviser agreement. The Sub-Adviser is entitled to receive from the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.075% of the average daily net assets of the Money Market Funds up to $500 million and 0.020% of the average daily net assets of the Money Market Funds in excess of $500 million.

   4.  ADMINISTRATIVE,  TRANSFER AGENT AND DISTRIBUTION  SERVICES
   Pursuant to an administration agreement dated January 27, 1995, (the "Agreement") SEI Investments Mutual Funds Services ("SEI"), a wholly owned subsidiary of SEI Investments Company, acts as the Trust's Administrator. Under the terms of the Agreement, SEI is entitled to receive an annual fee of 0.20% of the average daily net assets of each Fund. SEI has voluntarily agreed to waive a portion of its fee in order to limit operating expenses. Pursuant to an agreement dated January 30, 1995, DST Systems, Inc. ("DST") acts as the Transfer Agent of the Trust. As such, DST provides transfer agency, dividend disbursing and shareholder services to the Trust. SEI Investments Distribution Co. ("SEI Investments"), a wholly owned subsidiary of SEI Investments Company, acts as the Trust's Distributor pursuant to a distribution agreement dated January 27, 1995.


                                       44
Bishop Street Funds

--------------------------------------------------------------------------------

   The Trust has adopted and entered into a shareholder service plan and agreement with SEI Investments. Each Fund pays to SEI Investments a shareholder servicing fee at an annual rate of 0.25% of the average daily net asset value of all shares of each fund, which is computed daily and paid monthly. SEI Investments has voluntarily agreed to waive a portion of its fee in order to limit operating expenses.
   Certain officers of the Trust are also officers of the Administrator. Such officers are paid no fees by the Trust.

5. INVESTMENT TRANSACTIONS
      The cost of security purchases and the proceeds from the sale of securities, other than temporary cash investments for the year ended December 31, 1998 are presented below for the Funds.

      Fund Investment Transactions (000)



                                        EQUITY        HIGH GRADE         HAWAII MUNICIPAL
                                         FUND         INCOME FUND            BOND FUND
                                        ------        -----------        ----------------
Purchases
  U.S. Government Securities           $    --         $21,744              $    --
  Other                                 33,668           2,613               12,453

Sales
  U.S. Government Securities                --          23,910                   --
  Other                                 31,157           2,520                6,353


      At December 31, 1998 the following funds have capital loss carryforwards for federal income tax purposes. For tax purposes, the losses in the Funds can be carried forward for a maximum of eight years to offset any net realized capital gains.



                                                            EXPIRATION
                                     AMOUNT (000)              DATE
                                     -----------            ----------
 Money Market                            9                    2004-2005
 Treasury Money Market                  36                         2005

      The Equity and Hawaii Municipal Bond Funds used $177,335 and $60,709, respectively, of its capital loss carryforward from the previous year.





                                       45
                                              Annual Report -- December 31, 1998

Bishop Street Funds
-------------------------------------------------------------------------------


                                     EQUITY        HIGH GRADE         HAWAII MUNICIPAL
                                      FUND         INCOME FUND            BOND FUND
                                     ------        -----------        ----------------
Gross Unrealized Appreciation        $32,543            $810               $1,525

Gross Unrealized Depreciation         (1,763)            (18)                 (24)
                                     -------            ----               ------
Net Unrealized Appreciation          $30,780            $792               $1,501
                                     =======            ====               ======

6. CONCENTRATION OF CREDIT RISK
      The Hawaii Municipal Bond Fund invests primarily in debt instruments in the state of Hawaii. The issuers' ability to meet their obligations may be affected by economic developments in that state. At December 31, 1998, the percentage of the Fund investments by each revenue source was as follows:

                                                         HAWAII MUNICIPAL
                                                             BOND FUND
                                                         ----------------
                 Cash Equivalents                               2.5
                 Education Bonds                                2.8
                 General Obligation Bonds                      27.5
                 Hospital Bonds                                14.0
                 Housing Bonds                                  8.5
                 Transportation Bonds                          20.5
                 Utility Bonds                                 19.9
                 Public Facility Bonds                          4.3
                                                             -------
                                                                100%
                                                             =======

      The ratings of long-term debt holdings as a percentage of total value of long-term debt investments at December 31, 1998 are as follows (unaudited):

                 STANDARD &                              HAWAII MUNICIPAL
                 POOR'S RATING                               BOND FUND
                 -------------                           ----------------
                 AAA                                           72
                 AA                                            19
                 A                                              4
                 BBB+                                           2
                 Not Rated                                      3
                                                             -----
                                                              100%
                                                             =====



                                       46
 Bishop Street Funds

-------------------------------------------------------------------------------

                        Report of Independent Accountants


To the Shareholders and Board of Trustees of the Bishop Street Funds:

In our opinion, the accompanying statements of net assets of the Bishop Street Funds (including, respectively, the High Grade Income, Hawaii Municipal Bond, Money Market and Treasury Money Market Funds) and the statement of assets and liabilities, including the schedule of investments, of the Equity Fund and the related statements of operations and of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of the Bishop Street Funds (the "Funds") at December 31, 1998, and the results of their operations for the year then ended, the changes in their net assets for each of the two years (or periods) in the period then ended and their financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform theaudit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PRICEWATERHOUSECOOPERS LLP

2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 2, 1999






                                       47
                                              Annual Report -- December 31, 1998

Bishop Street Funds
-------------------------------------------------------------------------------
Notice to Shareholders of Bishop Street Funds (Unaudited)

   For shareholders that do not have a December 31, 1998 taxable year end, this notice is for informational purposes only. For shareholders with a December 31, 1998 tax year end, please consult your tax advisor as to the pertinence of this notice.

   For the fiscal year ended December 31, 1998, each fund has designated the following items with regard to distributions paid during the year:

                                            (A)               (B)               (C)
                                         Long Term         Ordinary            (A+B)
                                       Capital Gains        Income             Total
                                       Distributions     Distributions     Distributions
Fund                                    (Tax Basis)       (Tax Basis)       (Tax Basis)
----                                   -------------     -------------     -------------
Equity                                      91%                9%              100%
High Grade Income                            5%               95%              100%
Hawaii Municipal Bond                        0%              100%              100%
Money Market                                 0%              100%              100%
Treasury Money Market                        0%              100%              100%

                                            (D)               (E)
                                        Qualifying        Tax Exempt
Fund                                   Dividends(1)        Interest
----                                   -----------        ----------
Equity                                     100%                0%
High Grade Income                            0%                0%
Hawaii Municipal Bond                        0%              100%
Money Market                                 0%                0%
Treasury Money Market                        0%                0%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
* Items (A) and (B) are based on the percentage of each fund's total distribution.
** Items (D) and (E) are based on a percentage of ordinary income distributions of each fund.




                                       48
Bishop Street Funds

--------------------------------------------------------------------------------

                                Investment Team




                              [Photograph of Team]







Bishop Street Funds' Investment Team (left to right):
 Michael Masuda, Vice-President; Jenny Carias, Assistant Vice-President; Lori Foo, Compliance Officer; Lou Levitas, Portfolio Manager; Tony Goo,
                             Senior Vice-President.





                                       49
                                              Annual Report -- December 31, 1998

Bishop Street Funds
-------------------------------------------------------------------------------


                               Board of Trustees


[Photo-
 graph]    Mr. Martin Anderson
           Partner--Goodsill, Anderson, Quinn & Stifel




                              [Photo-     Mr. Philip H. Ching
                               graph]     Vice Chairman--First Hawaiian Bank
                                          (through January 1996)





          Honorable Shunichi Kimura
          Regent--University of Hawaii (1995-1996)
          Judge--State of Hawaii Judiciary (1974-1994)
          Mayor--County of Hawaii (1968-1974)
          Chairman & Chief Executive--County of Hawaii (1964-1968)



                                         Mr. Robert A. Nesher
                                         Chairman--SEI Mutual Funds




          Honorable William S. Richardson
          Trustee--Kamehameha Schools Bishop Estate (through 1992) Chief Justice--Supreme Court of Hawaii (through 1983)
          Lieutenant Governor--State of Hawaii (1962-1966)




                                         Mr. Manuel R. Sylvester
                                         Managing & Executive Partner--
                                           Coopers & Lybrand (through 1992)




          Dr. Joyce S. Tsunoda
          Senior Vice President & Chancellor
            for Community Colleges--University of Hawaii




                                       50
Bishop Street Funds

-------------------------------------------------------------------------------

                                     Notes


































                                       51
                                              Annual Report -- December 31, 1998

Bishop Street Funds
-------------------------------------------------------------------------------

                                      Notes




































                                       52
Bishop Street Funds

Investment Advisor
First Hawaiian Bank
Honolulu, HI 96813



Administrator
SEI Investments Mutual Funds Services
Wayne, PA 19087



Distributor
SEI Investments Distribution Co.
Oaks, PA 19456



Transfer Agent
DST Systems Inc.
Kansas City, MO 64141



Custodian
Chase Manhattan Bank
New York, NY 10041



Legal Counsel
Morgan, Lewis & Bockius LLP
Philadelphia, PA 20036



Auditors
PricewaterhouseCoopers LLP
Philadelphia, PA 19103





                           [BISHOP STREET FUNDS LOGO]


       For more information about Bishop Street Funds, Call 1-800-262-9565 or your Investment Specialist

[BISHOP                               BISHOP STREET FUNDS
                                      c/o FIRST HAWAIIAN BANK
STREET                                P.O. BOX 3708
                                      HONOLULU, HI 96811
FUNDS Logo]



THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF BISHOP STREET FUNDS' SHAREHOLDERS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

SHARES OF BISHOP STREET FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY FIRST HAWAIIAN BANK OR ANY OF ITS SUBSIDIARIES. SUCH SHARES ARE ALSO NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION. THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENT IN SHARES OF MUTUAL FUNDS INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. SEI INVESTMENTS DISTRIBUTION CO. SERVES AS DISTRIBUTOR FOR THE BISHOP STREET FUNDS AND IS NOT AFFILIATED WITH FIRST HAWAIIAN BANK.

BSF-F-006-04